                                  ADDENDUM V
                                       TO
                        SPRINT PCS MANAGEMENT AGREEMENT

MANAGER:       LOUISIANA UNWIRED, LLC

SERVICE AREA:  LAKE CHARLES, LA BTA
               HOUMA-THIBODAUX, LA BTA
               SHREVEPORT, LA BTA
               ALEXANDRIA, LA BTA
               MONROE, LA BTA
               EL DORADO-MAGNOLIA-CAMDEN, AR BTA
               LONGVIEW-MARSHALL, TX BTA
               PARIS, TX BTA
               PINE BLUFF, AR BTA
               TEXARKANA, TX BTA
               TYLER, TX BTA

     This Addendum V, dated as of October 12, 2000, contains certain additional and supplemental terms and provisions to that certain Sprint PCS Management Agreement entered into as of June 8, 1998, by the same parties as this Addendum (the "MANAGEMENT AGREEMENT"), which Management Agreement was further amended by that certain Addendum I, dated June 8, 1998; Addendum II, dated June 8, 1998; Addendum III, dated June 18, 1999; and Addendum IV, dated
October 26, 1999.   The terms and provisions of this Addendum both (i) replace in their entirety and supersede the terms and provisions of Addendum I and (ii) control, supersede and amend any conflicting terms and provisions contained in
the Management Agreement.   Because Addendum II modified Addendum I, which is
superseded by this Addendum V, Addendum II now modifies this Addendum V with respect to the three BTAs in which Manager will offer Sprint PCS Products and Services using its own licenses. Except for express modifications made in this Addendum, the Management Agreement continues in full force and effect.

     Capitalized terms used and not otherwise defined in this Addendum have the meanings ascribed to them in the Management Agreement. Section and Exhibit references are to Sections and Exhibits of the Management Agreement unless otherwise noted.

     The parties entered into the Management Agreement to enable Manager to offer Sprint PCS Products and Services using the Sprint Brands. The Management Agreement at this time applies to both the Licenses that Sprint PCS owns, as well as the licenses that Manager owns. To address issues relating to the licenses that Manager owns, the parties entered into Addendum II to Sprint PCS Management Agreement contemporaneously with the Management Agreement and Addendum I. With respect to the three BTAs in which Manager will offer Sprint PCS Products and Services using its own licenses, the Management Agreement and Addendum II govern the terms and conditions of the affiliation relationship between Sprint PCS and Manager. The Management Agreement, as modified by this Addendum, will continue to control the relationship between the parties in those BTAs in which Manager offers Sprint PCS Products and Services utilizing the Licenses.

     The Management Agreement is modified as follows:

     1. COMMENCEMENT DATE. The fees and payments under Section 10 will commence on December 1, 1998.

     2.   SETOFF RIGHTS.   Sprint PCS' setoff rights under Section 10.6 will not
apply to any amounts collected by Sprint PCS from Service Area customers with respect to products and services (other than Sprint PCS Products and Services and Manager's Products and Services) that are bundled by Manager with Sprint PCS Products and Services for billing purposes, or to amounts collected by Sprint PCS for cellular, paging, local exchange and other services that are not provided by Sprint PCS or a Related Party of Sprint PCS.

     3. RETAIL DISTRIBUTION. (a) Manager will build and operate a stand-alone Sprint-branded retail store in Lake Charles, Louisiana by December 31, 2001, which retail store will be operated in compliance with the Management Agreement and Sprint PCS Program Requirements. Furthermore, Manager will continue to operate all Sprint PCS stores in compliance with the Management Agreement in the Service Area.

     (b) Manager may sell Sprint PCS Products and Services in US Unwired branded retail stores in Lake Charles, Louisiana as long as US Unwired and their retail stores comply with the Sprint PCS Management Agreement, which includes but is not limited to Regional or National Distribution Program Requirements, the Trademark License Agreement, and Marketing Communications guidelines

     4. MANAGER NON-RENEWAL - HOUMA-THIBODAUX, LA, BTA. This paragraph 4 modifies certain provisions related to the Houma-Thibodaux, LA, BTA. If Manager gives Sprint PCS notice of its election not to renew the Management Agreement pursuant to Section 11.2, then Sprint PCS may elect its options in accordance with Section 11.2.2; provided, that if Sprint PCS purchases the Operating Assets, (i) it will allow Manager to resell Sprint PCS Products and Services within the Houma-Thibodaux, LA, BTA at MFN prices and Manager's subscribers to roam at MFN prices, and (ii) the following phrase will be added to the last sentence of Section 11.4(d): ", provided, however, that Manager's advertising through mass media or bulk mailings will not be considered a solicitation of Sprint PCS customers."

     5. MANAGER NON-RENEWAL - LAKE CHARLES. This paragraph 5 modifies certain provisions related to the Lake Charles, LA BTA.

     If Manager gives Sprint PCS notice of its election not to renew the Management Agreement pursuant to Section 11.2, then, notwithstanding Sections 11.2.2(a) and 11.2.2(b):

     (a) Manager will have the right to transition to its own spectrum, customers with an MIN assigned to such BTA, but Sprint PCS retains the customers of a national account and any resellers who have entered into a reseller agreement with Sprint PCS, in which case Manager is required to allow Sprint PCS to resell Manager Products and Services within such BTAs at MFN prices and Sprint PCS' subscribers to roam at MFN prices.

     (b) If Manager cannot transition the subscribers with an MIN assigned to such BTA to its own spectrum because there is no available spectrum or it is commercially unreasonable to do so, then Sprint PCS may elect its options in accordance with Section 11.2.2; provided, that if Sprint PCS purchases the Operating Assets, (i) it will allow Manager to resell Sprint PCS Products and Services within such BTAs at MFN prices and Manager's subscribers to roam at MFN prices, and (ii) the following phrase will be added to the last sentence of Section 11.4(d): ", provided, however, that Manager's advertising through mass media or bulk mailings will not be considered a solicitation of Sprint PCS customers."

     (c) Notwithstanding the provisions of Section 11.2.2.1 related to Sprint PCS' purchase of the Operating Assets, (A) the Operating Assets will not include that portion of the customer base consisting of customers whose MINs are assigned to the Lake Charles BTA (but Sprint PCS retains the customers of a national account and any resellers who have entered into a reseller agreement with Sprint PCS), (B) when determining the Entire Business Value the appraisers will assume that the customers excluded in
     (A) above are not customers of the business, and (C) the valuation method to be used in determining the value of such customer base will be the generally accepted method within the wireless industry for valuing a customer base at the time the valuation is made, which method takes into account net present value of the customer base, churn and expected changes in average revenue per user.

     6. LONG-DISTANCE PRICING. (a) The first sentence of Section 3.4 is deleted in its entirety and replaced with the following language:

          Prior to May 1, 2002, Manager may purchase from Cameron Communications Corporation long-distance telephony services used in the provision of Sprint PCS Products and Services in the Service Area served by the Manager's two existing switches located in Shreveport, Louisiana. If, during the period from the date of this addendum until May 1, 2002, Manager does not purchase or retain long-distance telephony services from Cameron Communications Corporation used in the provision of Sprint PCS Products and Services in the Service Area, Manager must purchase long-distance telephony services from Sprint or Sprint PCS, at Sprint PCS' discretion.

          On and after May 1, 2002, Manager must purchase, exclusively, from Sprint or Sprint PCS, at Sprint PCS' discretion, all long-distance telephony services used in the provision of Sprint PCS Products and Services in the entire Service Area. This includes replacing any existing long distance service used in the provision of Sprint PCS Products and Services in the Service Area.

          Sprint PCS will bill Manager for the services used by Manager. Manager will be charged the same price for such long-distance service as Sprint PCS is charged by Sprint plus an additional administrative fee to cover Sprint PCS' processing costs.

          Manager may not resell the long-distance telephony services acquired from Sprint under this Section 3.4.


; and the last three sentences in Section 3.4 are deleted in their entirety.

     (b) Section 3.7 is modified by adding the following language: "(other than backhaul services relating to national platform and IT application connections, which Manager must purchase from Sprint if Manager is a Type I or Type II affiliate as described on Exhibit 2.1.1)" both between (A) "Service Area Network" and "if Manager decides to use" in the first sentence of the first paragraph and (B) "for these services" and "and the agreement was not made" in the first sentence of the second paragraph.

     (c)  "Long-distance telephony services used in the provision of Sprint
PCS Products and Services" means services needed to provide long-distance telephony service to users of the Sprint PCS Network, but not services to connect the Service Area Network with the national platforms used by Sprint PCS to provide services to Manager under the agreement and/or the Services Agreement.

     (d) If, after May 1, 2002, Manager delivers to Sprint PCS a copy of a competitive bid from a long-distance telephony service provider who meets Sprint's network reliability and voice quality standards in force at the time Sprint receives the bid proposal (certified by the chief executive officer of Manager as an accurate and complete description of such bid) to provide long-distance services to Manager, and such bid is for a period not less than two years and includes transport charges that are at least 10% less than the transport charges and administrative fee charged by Sprint, Manager may purchase long-distance services until the underlying contract resulting from the certified bid terminates, at which time the language in (a) above governs.

     7. NETWORK CERTIFICATION COSTS. Network Certification Costs, as contemplated in Exhibit 2.1.1 to the Management Agreement, will be limited to reasonable travel, transportation, food, lodging and out of pocket expenses incurred by Sprint PCS.

     8. REVISED DESIGNATION OF SELECTED SERVICES. Exhibit 2.1.2 attached to this addendum supersedes and replaces in its entirety Exhibit 2.1.2 previously agreed to.

     9. LAKE CHARLES, LA BTA. Manager will build-out the Sprint PCS Network in the Lake Charles, LA BTA to enable both Sprint PCS and Manager to perfect their respective licenses in that BTA. The parties will negotiate in good faith to implement a plan intended to accomplish that goal.

    10. SPRINT PCS' FCC LICENSE REQUIREMENTS. Although Manager is allowed to operate in portions of its Service Area using its own F-block licenses, Manager agrees to deploy network facilities that utilize the Licenses covering the Service Area and to actively market Sprint PCS Products and Services in the Service Area, at Manager's expense, if such deployment and marketing will cause Sprint PCS to comply with its FCC license requirements with respect to the Licenses. If Sprint PCS purchases the Operating Assets subject to this paragraph, Sprint PCS will allow Manager to resell Sprint PCS Products and Services within the Service Area at MFN prices and Manager's subscribers to roam at MFN prices, and (b) the following phrase will be added to the last sentence of Section 11.4(d) when applied under these circumstances: ", provided, however, the Manager's advertising through mass media or bulk mailings will not be considered a solicitation of Sprint PCS customers.

    11. REVISED BUILD-OUT PLAN. Exhibit 2.1 attached to this Addendum supersedes and replaces in its entirety the Build-out Plan previously agreed to by Manager and Sprint PCS.

    12. FINANCING. The word "and" is inserted between the words "thereto" and "before" in the last sentence of Section 1.7.

    13. VOLUNTARY RESALE OF PRODUCTS AND SERVICES. Section 3.5.2 is modified by amending the second sentence of the second paragraph in its entirety to read as follows: "If Manager wants handsets of subscribers of resellers with NPA-NXXs of Manager to be activated, Manager must agree to comply with the terms of the program, including its pricing provisions."

    14. NON-TERMINATION OF AGREEMENT. The following language is added at the end of Section 11.5.3 and Section 11.6.4: "but such action does not terminate this agreement."

    15.   ANNOUNCED TRANSACTIONS.  Section 17.23 is deleted in its entirety.

    16. ADDITIONAL TERMS AND PROVISIONS. The phrase "the Addendum also describes" is deleted from the second sentence of Section 17.24, and the following language is inserted at the end of that second sentence: "are described on Exhibit 17.24, and photocopies of any such written agreements have been delivered to Sprint PCS".

    17. FEDERAL CONTRACTOR COMPLIANCE. A new Section 17.26, the text of which is attached as Exhibit A, is added and incorporated by this reference.

    18.   PAYMENT OF FEES UNDER SERVICES AGREEMENT.  The second sentence of
Section 3.1 of the Services Agreement is deleted in its entirety and replaced by the following two sentences:

    Except with respect to fees paid for billing-related services, the monthly charge for any fees based on the number of subscribers of the Service Area Network will be determined based on the number of subscribers as of the 15th day of the month for which the charge is being calculated. With respect to fees paid for billing-related services, the monthly charge for any fees based on the number of subscribers will be based on the number of gross activations in the month for which the charge is being calculated plus the number of subscribers of the Service Area Network on the last day of the prior calendar month.

    19.   POST-TERMINATION NON-COMPETE.  The following language is added as
Section 1.16 to the Exhibit 11.8:

    Notwithstanding anything in the agreement to the contrary, if the agreement terminates because of Manager's purchase of the Disaggregated License, Sprint PCS will not, for three years after the date of the termination compile, create or use for the purpose of selling merchandise or services, or sell, transfer or otherwise convey to a third party, a list of customers, who have been transferred to Manager under Section 11.4(d), who purchased, leased or used any Sprint PCS Products and Services. Sprint PCS may use such a list for its own internal analysis of its business practices and operations and Sprint PCS agrees not to solicit such customers directly for 2 years after the termination of this agreement, except that Sprint PCS' advertising through mass media or bulk mailings will not be considered a solicitation of Manager's customers.

    20. ADVERTISING INDEMNITY. The following Section 6.5 is added to the agreement:

         "SECTION 6.5 ADVERTISING INDEMNITY. Should Manager utilize the promotion or advertising materials developed by Sprint PCS (a) unchanged from their original form as received from Sprint PCS or its advertising agency(ies), and (b) only utilizes such materials within the time frame that such materials are being used by Sprint PCS, then Sprint PCS agrees to indemnify, defend and hold harmless Manager, its directors, managers, officers, employees, agents and representatives from and against any and all claims, demands, causes of action, losses, actions, damages, liability and expense, including costs and reasonable attorneys' fees, against Manager, its directors, managers, officers, employees, agents and representatives arising from or relating to the promotion or advertising materials, except where and to the extent the claim, demand, cause of action, loss, action, damage, liability and/or expense results solely from the negligence or willful misconduct of Manager. If Sprint PCS is obligated to indemnify Manager under this Section 6.5, then Manager agrees that Sprint PCS shall have sole control over any litigation or settlement."

    21.   AMENDMENTS TO PROGRAM REQUIREMENTS.   Section 9.2 is modified by
replacing the period after subsection (e) with "; and ", and by adding the following sentence as a new subsection (f): "(f) Prior to Sprint PCS unilaterally amending the Inter Service Fee, Sprint PCS will consult and discuss with Manager any changes in the Inter Service Area Program Requirements, prior to amending the Inter Service Area Program Requirements."

    22. CONVERSION TO TYPE II AFFILIATE. Manager will complete the conversion of the Service Area Network from "Type III" (i.e., where Manager designates Option #3 on Exhibit 2.1.2 to the Services Agreement) to "Type II" (i.e., where Manager designates Option #2 on Exhibit 2.1.2 to the Services Agreement) no later than June 30, 2001. Sprint PCS will use good faith efforts to assist Manager with its conversion, which assistance will include meeting deadlines critical to completing conversion by June 30, 2001. If Manager is unable to meet the June 30, 2001 conversion date because of non-performance by Sprint PCS, Sprint PCS will extend the conversion date.

     If it is determined, after commercially reasonable efforts by Sprint PCS and Manager, that the post-pay subscribers supported on Manager's systems can only be converted to Type II services by June 30, 2001 by changing their phone numbers (the NPA-NXX-XXXXs assigned to subscribers in the Manager's Service
Area), Sprint PCS will allow Manager to continue to support such subscribers on Manager's systems after conversion, but the parties agree that they will continue to use commercially reasonable efforts to convert all post-pay customers to Type II services as soon as possible. In no event will Sprint PCS require Manager to terminate the service of such post-pay subscribers.

     Sprint PCS will pay for the actual costs it incurs to input Manager's customer information into plans then supported by Sprint PCS' billing and other systems. Manager will pay for the actual costs it incurs to migrate customer information from its billing system to Sprint PCS' billing system. Manager is responsible for establishing and maintaining a Type II Affiliation in a manner consistent with the way Other Managers establish and maintain Type II Affiliations in the Sprint PCS Affiliations Program.

     Furthermore, Sprint PCS Products and Services offered by the Manager that are not supported by Sprint PCS billing and other systems will not be added into Sprint PCS' billing or other systems without Sprint PCS' approval, at its sole discretion. If Sprint PCS approves the addition of a Sprint PCS product or service offered by the Manager that is not supported by Sprint PCS billing and other systems at the point in time when the Manager requests addition of such product and service, Manager will pay all costs associated with the development and implementation of the modifications to Sprint PCS' billing and other systems that are required to add such plan, product or service.

    23. BILLING SERVICE FEE. From the date Manager's conversion to a Type II is complete until the earlier to occur of (i) December 31, 2002 or (ii) the date on which Sprint PCS no longer uses the billing platform currently in use by it, Sprint PCS will charge Manager for billing pre-pay customers the lesser of (x) the same service fee it charges Manager for post-pay customers or (y) the fees charged to Other Managers for prepaid billing services based on standard services provided to such Other Managers under the Services Agreement.

    24. INTER AREA SERVICE FEE. Inter area service fees will apply in accordance with the Management Agreement, except that, the current inter area service fee of "CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION" cents will not decrease for transactions between Sprint PCS and Manager (e.g., does not apply to transactions between Manager and Other Managers) until December 31, 2002.

    25. CHATPAK. (a) Upon the later to occur of (i) completion of Manager's Type II conversion or (ii) Sprint PCS offers a prepaid product (the "PREPAID CHANGE DATE"), Manager will cease to promote and sell all prepaid products and services that utilize Manager's billing platform, but Manager will continue to support such prepaid products and services for customers who are on its Manager's prepaid platform as of the Prepaid Change Date and were acquired on or before the Prepaid Change Date.

     (b) The terms and provisions in this paragraph 25 govern any conflicting terms and provisions in paragraph 22.

     26. RESOLUTION OF COMPLIANCE ISSUES. Manager will resolve all material compliance issues by the respective deadlines set forth on Exhibit B to this Addendum.

     27. MANAGER ACQUISITIONS. If Manager acquires control of an Other Manager with a Type III system configuration or its Operating Assets, Manager will work with Sprint PCS to convert such acquired system to a Type II configuration within 6 months of the close of the transaction subject to Sprint PCS' cooperation and assistance.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum V to be executed as of the day first above written.


                                 LOUISIANA UNWIRED, LLC


                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------


                                 SPRINTCOM, INC.


                                 By:
                                    ----------------------------------
                                         Thomas E. Mateer,
                                    Vice President - Affiliations


                                 SPRINT SPECTRUM L.P.


                                 By:
                                    ----------------------------------
                                    Thomas E. Mateer,
                                    Vice President - Affiliations


                                 WIRELESSCO, L.P.


                                 By:
                                    ----------------------------------
                                    Thomas E. Mateer,
                                    Vice President - Affiliations


                                 SPRINT COMMUNICATIONS COMPANY L.P.


                                 By:
                                    -----------------------------------
                                    Name:
                                         ------------------------------
                                    Title:
                                          -----------------------------

                                                                       EXHIBIT A
                                                                       ---------

  SECTION 17.28. FEDERAL CONTRACTOR COMPLIANCE. (1) The Manager will not discriminate against any employee or applicant for employment because of race, color, religion, sex, or national origin. The Manager will take affirmative action to ensure that applicants are employed, and that employees are treated during employment without regard to their race, color, religion, sex, or national origin. Such action shall include, but not be limited to the following: Employment, upgrading, demotion, or transfer; recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship. The Manager agrees to post in conspicuous places, available to employees and applicants for employment, notices to be provided setting forth the provisions of this nondiscrimination clause.

  (2) The Manager will, in all solicitations or advertisements for employees placed by or on behalf of the Manager, state that all qualified applicants will receive considerations for employment without regard to race, color, religion, sex, or national origin.

  (3) The Manager will send to each labor union or representative of workers with which he has a collective bargaining agreement or other contract or understanding, a notice to be provided advising the said labor union or workers' representatives of the Manager's commitments under this section, and shall post copies of the notice in conspicuous places available to employees and applicants for employment.

  (4) The Manager will comply with all provisions of Executive Order 11246 of September 24, 1965, and of the rules, regulations, and relevant orders of the Secretary of Labor.

  (5) The Manager will furnish all information and reports required by Executive Order 11246 of September 24, 1965, and by rules, regulations, and orders of the Secretary of Labor, or pursuant thereto, and will permit access to his books, records, and accounts by the administering agency and the Secretary of Labor for purposes of investigation to ascertain compliance with such rules, regulations, and orders.

  (6) In the event of the Manager's noncompliance with the nondiscrimination clauses of this contract or with any of the said rules, regulations, or orders, this contract may be canceled, terminated, or suspended in whole or in part and the Manager may be declared ineligible for further Government contracts or federally assisted construction contracts in accordance with procedures authorized in Executive Order 11246 of September 24, 1965, and such other sanctions may be imposed and remedies invoked as provided in Executive Order 11246 of September 24, 1965, or by rule, regulation, or order of the Secretary of Labor, or as otherwise provided by law.

  (7) The Manager will include the portion of the sentence immediately preceding paragraph (1) and the provisions of paragraphs (1) through (7) in every subcontract or purchase order unless exempted by rules, regulations, or orders of the Secretary of Labor issued pursuant to section 204 of Executive Order 11246 of September 24, 1965, so that such provisions will be binding upon each subcontractor or vendor. The Manager will take such action with respect to any subcontract or purchase order as the administering agency may direct as a means of enforcing such provisions, including sanctions for noncompliance. Provided, however, that in the event a Manager becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of such direction by the administering agency the Manager may request the United States to enter into such litigation to protect the interests of the United States.

  (8) In consideration of contracts with Sprint PCS, the Manager agrees to execute the Certificate of Compliance attached hereto as Attachment I and further agrees that this certification shall be part of each contract between Sprint PCS and Manager. The Manager will include Attachment I in every subcontract or purchase order, so that such provisions will be binding upon each subcontractor.

                                                                    Attachment I
                                                                    ------------

                         CERTIFICATE OF COMPLIANCE WITH
                              FEDERAL REGULATIONS
                              -------------------

In consideration of contracts with SPRINT SPECTRUM L.P., the undersigned "contractor", "vendor" or "consultant" agrees to the following and further agrees that this Certification shall be a part of each purchase order, supply agreement, or contract between SPRINT SPECTRUM L.P. and the undersigned.

1.  Equal Opportunity
    Executive Order 11246 is herein incorporated by reference.

2.  Affirmative Action Compliance
    If undersigned Contractor has 50 or more employees and if this contract is for $50,000 or more, Contractor shall develop a written Affirmative Action Compliance Program for each of its establishments, as required by rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2).

3.  Affirmative Action for Special Disabled and Vietnam Era Veterans
    If this contract exceeds $10,000, the undersigned Contractor certifies that the Contractor does not discriminate against any employee or applicant because the person is a Special Disabled or Vietnam Veteran and complies with the rules, regulations and relevant orders of the Secretary of Labor issued pursuant to the Vietnam Veterans Readjustment Assistance Act of 1972, as amended.

    Contractor hereby represents that it has developed and has on file, at each establishment, affirmative action programs for Special Disabled and Vietnam Era Veterans required by the rules and regulations of the Secretary of Labor (41 CFR 60-250).

4.  Affirmative Action for Handicapped Workers
    If this contract exceeds $2,500, the undersigned Contractor certifies that the Contractor does not discriminate against any employee or applicant because of physical or mental handicap and complies with the rules, regulations and relevant orders of the Secretary of Labor issued under the Rehabilitation Act of 1973, as amended.

    Contractor hereby represents that it has developed and has on file, at each establishment, affirmative action programs for Handicapped Workers required by the rules and regulations of the Secretary of Labor (41 CFR 60-741).

5.  Employer Information Report (EEO-1 Standard Form 100)
    If undersigned Contractor has 50 or more employees and if this contract is for $10,000 or more, Contractor shall complete and file government Standard Form 100, Equal Employment Opportunity Employer Information Report EEO-1, in accordance with instructions contained therein.

6.  Compliance Review
    The undersigned Contractor certifies that it has not been subject to a Government equal opportunity compliance review. If the Contractor has been reviewed, that review occurred on __________________ (date).

7. Utilization of Small Businesses, Small Disadvantaged Businesses, and Women-Owned Small Business
    It is the policy of SPRINT SPECTRUM L.P., consistent with Federal Acquisition Regulations (FAR 52.219-8 and FAR 52.219-13), that small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals, and women-owned businesses shall have the maximum practicable opportunity to participate in performing subcontracts under Government contracts for which SPRINT SPECTRUM L.P. is the Government's Prime Contractor. SPRINT SPECTRUM L.P. awards contracts to small businesses to the fullest extent consistent with efficient prime contract performance. The Contractor agrees to use its best efforts to carry out this policy in the award of its subcontract to the fullest extent consistent with the efficient performance of this contract.

    Contractor hereby represents that it ___ is ___ is not a small business, ___ is ___ is not a small business owned and controlled by socially and economically disadvantaged individuals, and ___ is ___ is not a small business controlled and operated as a women-owned small business as defined by the regulations implementing the Small Business Act.

    If the answer to any of the above is in the affirmative, Contractor will complete SPRINT SPECTRUM L.P. Small/Minority/Women Owned Business Self Certification Form. This form is available from Mr. Ron Gier, Sprint PCS, 4900 Main Street, Kansas City, Missouri 64112.

8.  Certification of Nonsegregated Facilities
    If this contract is expected to exceed $10,000, the undersigned Contractor certifies as follows:

    The Contractor certifies that the Contractor does not or will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform services at any location, under its control, where segregated facilities are maintained. The Contractor agrees that a breach of this Certification is a violation of the Equal Opportunity provision of this contract. As used in this Certification, the term "segregated facilities" means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin, because of habit, local custom, or otherwise. Contractor further agrees that (except where it has obtained identical certifications from proposed subcontracts for specific time periods) it will obtain identical certifications from proposed subcontractors prior to the award of subcontracts exceeding $10,000 that are not exempt from the provisions of the Equal Opportunity Clause; and that it will retain such certification in its files.

9.  Clean Air and Water
    The undersigned Contractor certifies that any facility to be used in the performance of this contract ___ is ___ is not listed on the Environmental Protection Agency List of Violating Facilities.

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

    The undersigned Contractor agrees to immediately notify SPRINT SPECTRUM L.P., immediately upon the receipt of any communication from the Administrator or a designee of the Environmental Protection Agency indicating that any facility that the Contractor proposes to use for the performance of the contract is under consideration to be listed on the EPA List of Violating Facilities. SPRINT SPECTRUM L.P. includes this certification and agreement pursuant to FAR 52-223-1(c) which requires including such paragraph (c) in every nonexempt subcontract.


                              CONTRACTOR:

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                              Company Name

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                              Address

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                              City             State            Zip


                              By
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                                 Name:
                                      -------------------------------
                                 Title:
                                       ------------------------------

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